SCHEDULE 14 INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO. 1)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☑	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-11(c) or Rule 14a-12
AXCESS INTERNATIONAL INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SOLICITATION
RECORD DATE AND VOTING STOCK
OWNERSHIP OF COMMON STOCK BY
MANAGEMENT OF THE COMPANY
BOARD MEETINGS AND COMMITTEES OF THE BOARD
REPORT OF AUDIT COMMITTEE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
COMPENSATION OF THE COMPANY’S DIRECTORS
REPORT OF COMPENSATION COMMITTEE ON ANNUAL EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
MATTERS TO BE BROUGHT BEFORE THE MEETING
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
DEADLINE FOR STOCKHOLDER PROPOSALS
GENERAL
COUNTING OF VOTES
ANNUAL REPORT AND FORM 10-K
OTHER MATTERS
DOCUMENTS INCORPORATED BY REFERENCE

AXCESS INTERNATIONAL INC.
3208 Commander Drive
Carrollton, Texas 75006
Telephone: (972) 407-6080
Fax: (972) 407-9085
Dear Stockholder:
     You are cordially invited to attend the Annual Meeting of Stockholders of Axcess International Inc. on Tuesday, June 20, 2006, at 3:30 p.m., Eastern Daylight Time. The meeting will be held at the Intercontinental Hotel located at 111 East 48th Street, New York, New York 10017. The Company’s Board of Directors and management look forward to greeting those stockholders able to attend in person.
     At the meeting, the Company’s stockholders will be asked to consider and elect five directors to serve until the next annual meeting of stockholders. The Company’s stockholders will also be asked:
1.	To consider and vote on a proposal to elect Richard C.E. Morgan, Allan Griebenow, Paul J. Coleman, Jr., Robert F. Hussey and Robert J. Bertoldi as directors of the Company;

2.	To ratify the selection of Hein & Associates LLP as the independent registered public accountants of the Company for the fiscal year ended December 31, 2006;

3.	To consider and vote on a proposal to amend and restate the Company’s Certificate of Incorporation to, among other things, increase our authorized Common Stock, $0.01 par value, from 50,000,000 shares to 70,000,000 shares, and our authorized Preferred Stock, $0.01 par value, from 7,000,000 shares to 10,000,000 shares and to eliminate the 2,250,000 shares of Non-voting common stock;

4.	To ratify actions taken by our Board of Directors regarding prior fund raising and restructuring activities of the Company; and

5.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.
     The Company’s Board of Directors has unanimously approved each of the proposals set forth above and urges you to vote in favor of each of the proposals. Information about the business to be conducted at the meeting is set forth in the accompanying Proxy Statement, which you are urged to read carefully. During the meeting, I will review with you the affairs and progress of the Company during the fiscal year ended December 31, 2005. Officers of the Company will be present to respond to questions from stockholders.
     The vote of every stockholder is important. The Board of Directors appreciates and encourages stockholders participation in the Company’s affairs. Whether or not you plan to attend the meeting, please sign, date and return the enclosed Proxy promptly in the envelope provided. Your shares will then be presented at the meeting, and the Company will be able to avoid the expense of further solicitation. If you attend the meeting, you may, at your discretion, withdraw the Proxy and vote in person.
     On behalf of the Board of Directors, thank you for your cooperation and continued support.

Sincerely,

Richard C.E. Morgan
Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 20, 2006
     You are hereby notified that the Annual Meeting of the Stockholders of Axcess International Inc. will be held at the Intercontinental Hotel located at 111 East 48th Street, New York, New York 10017, on June 20, 2006 at 3:30 p.m., Eastern Daylight Time, for the following purposes:
1.	To consider and vote on a proposal to elect Richard C.E. Morgan, Allan Griebenow, Paul J. Coleman, Jr., Robert F. Hussey and Robert J. Bertoldi;

2.	To ratify the selection of Hein & Associates LLP as the independent registered public accountants of the Company for the fiscal year ended December 31, 2006;

3.	To consider and vote on a proposal to amend and restate the Company’s Certificate of Incorporation to, among other things, increase our authorized Common Stock, $0.01 par value, from 50,000,000 shares to 70,000,000 shares, and our authorized Preferred Stock, $0.01 par value, from 7,000,000 shares to 10,000,000 shares and to eliminate the 2,250,000 shares of Non-voting common stock;

4.	To ratify actions taken by the Board of Directors regarding prior fund raising and restructuring activities of the Company; and

5.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.
     Only the stockholders of record at the close of business on May 2, 2006, are entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the annual meeting will be available for examination at 3208 Commander Drive, Carrollton, Texas 75006, for ten days prior to the annual meeting.
     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL OUT, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PROXIES FORWARDED BY OR FOR BROKERS OR FIDUCIARIES SHOULD BE RETURNED AS REQUESTED BY THEM. THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE INVOLVED IN FURTHER COMMUNICATION.

By Order of the Board of Directors,

Allan L. Frank, Secretary

Dallas, Texas
May 4, 2006

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 20, 2006
SOLICITATION
     This Proxy Statement and accompanying form of Proxy are being mailed to stockholders commencing on or about May 23, 2006, in connection with the solicitation by the Board of Directors of Axcess International Inc. of proxies from the holders of the following securities of the Company:
(a)	Voting common stock, $0.01 par value per share (the “Voting Common Stock”);

(b)	Series 2003B Convertible Preferred Stock, $0.01 par value per share (the “Series 2003B Preferred Stock”);

(c)	Series 2004 Convertible Preferred Stock, $0.01 par value per share (the “Series 2004 Preferred Stock”);

(d)	Series 2005 Convertible Preferred Stock, $0.01 par value per share (the “Series 2005 Preferred Stock”)
     Such proxies are to be used at the annual meeting of stockholders of the Company to be held at the Intercontinental Hotel located at 111 East 48th Street, New York, New York 10017, on June 20, 2006 at 3:30 p.m., Eastern Daylight Time, as set forth in the accompanying Notice of Annual Meeting of Stockholders and at any adjournment or postponement thereof, for the purposes set forth in the notice. Management is not currently aware of any matters other than those referenced in this Proxy Statement that will be presented for action at the annual meeting.
RECORD DATE AND VOTING STOCK
     The Annual Report to Stockholders, including the Form 10-KSB for the year ended December 31, 2005, are being mailed to each stockholder entitled to vote at the annual meeting with the mailing of this Proxy Statement. Holders of record of the Company’s Voting Common Stock, Series 2003B Preferred Stock, Series 2004 Preferred Stock and Series 2005 Preferred Stock at the close of business on Tuesday, May 2, 2006 (the “Record Date”) will be entitled to vote on each matter presented at the annual meeting or any adjournments or postponements thereof.
     As of the Record Date, the Company’s outstanding voting securities consisted of 28,203,138 shares of Voting Common Stock, 1,790,000 shares of Series 2003B Preferred Stock, 625,000 shares of Series 2004 Preferred Stock and 2,708,550 shares of Series 2005 Preferred Stock. Under the Company’s Certificate of Incorporation, as amended, each share of Voting Common Stock and each share of Series 2003B Preferred Stock, Series 2004 Preferred Stock and Series 2005 Preferred Stock is entitled to one vote on each of the proposals specified in the notice of annual meeting.
     The Series 2003B, Series 2004 Preferred Stock and Series 2005 Preferred Stock are collectively referred to as “the Voting Preferred Stock.” The affirmative votes of the majority of the outstanding voting power of the Voting Common Stock and Voting Preferred Stock, voting together as a single class, is required to adopt each of the proposals.
     The holders of a majority of the Voting Common Stock and the Voting Preferred Stock, voting collectively as a single class and whether or not present in person or represented by proxy, shall constitute a quorum for the transaction of business at the annual meeting. If a quorum is not present or represented by proxy at the annual meeting, the stockholders entitled to vote at the annual meeting, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the annual meeting, until a quorum shall be present or represented by proxy. At such adjourned meeting at which a quorum shall be presented or represented by proxy, any business may be transacted which might have been transacted at the annual meeting as originally called. If the adjournment is for more than 30 days, or, if after the adjournment a new record date is set, a notice of adjourned meeting shall be given to each stockholder of record entitled to vote at the annual meeting.
     In the election of directors, stockholders are not entitled to cumulate their votes and are not entitled to vote for a greater number of persons than the number of nominees named in the Proxy Statement. Votes are counted and the count is certified by an inspector of elections.
     For purposes of determining whether a proposal has received a majority vote, abstentions will be included in the vote totals, with the result that an abstention will have the same effect as a negative vote for all proposals other than the election of directors. If a broker indicates that it is prohibited from exercising discretionary authority with respect to shares held of record by such broker, including shares held for beneficial holders that have not returned proxies (so-called “broker non-votes”), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote with respect to that matter. Abstentions and broker non-votes will, however, be treated as present for quorum purposes and may be entitled to vote on other matters.
     All duly executed proxies received prior to the annual meeting will be voted in accordance with the choices specified thereon. As to any matter for which no choice has been specified in a duly executed proxy, the shares of stock represented thereby will be voted (a) FOR the election as directors of the nominees listed herein, (b) FOR the ratification of Hein & Associates as the independent registered public accounting firm of the Company for the period ended December 31, 2006, (c) FOR approval of the Amended Certificate of Incorporation, (d) FOR the ratification of the prior fund raising and restructuring activities as described in proposal 4 of this proxy statement and (e) in the discretion of the persons named in the Proxy in connection with any other business that may properly come before the annual meeting. A stockholder giving a Proxy may revoke it at any time before it is voted at the annual meeting by filing with the Secretary of the Company an instrument revoking it, by delivering a duly executed Proxy bearing a later date or by appearing at the annual meeting and voting in person.
     The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to solicitations by mail, regular employees of the Company may solicit proxies in person or by telephone. The Company will also reimburse brokers or other persons holding shares of stock in their names or in the names of their nominees for their reasonable expenses in forwarding proxy material to beneficial owners of stock.

OWNERSHIP OF COMMON STOCK BY
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth the number of shares of each class of stock beneficially owned as of May 1, 2006, by each person known by Axcess to be the beneficial owner of more than five percent of any class of our voting securities as of May 1, 2006. Except as noted below, to our knowledge, each stockholder listed below has sole voting and investment power with respect to all shares of stock shown beneficially owned by the stockholder.

		Amount and		Percentage of
		Nature of		Common
Name and Address of		Beneficial	Percentage	Voting
Beneficial Owner	Title of Class	Owner	of Class	Power
Amphion Group (1)	Voting Common Stock	19,937,276 (2)	54.1%	47.5%
330 Madison Avenue	Series 2005	1,770,024	65.3%	4.2%
New York, NY 10017

(1)	See the following table regarding the beneficial ownership of the Amphion Group.

(2)	Includes 2,475,449 shares that the Amphion Group has the right to acquire pursuant to warrants and options that are exercisable within 60 days.
     The following table sets forth the number of shares beneficially owned by the Amphion Group, which is defined to include Mr. Richard C.E. Morgan, a British citizen and Chairman of the Board of Directors of the Company (“Mr. Morgan”), Mrs. Anna Morgan, a British citizen and wife of Richard C.E. Morgan (“Mrs. Morgan”), Robert J. Bertoldi, a U.S. citizen and Director of the Company (“Mr. Bertoldi”), Amphion Ventures, LP, a Delaware limited partnership (“Amphion Ventures”), Amphion Partners, LLC, a Delaware limited liability company (“Amphion Partners”), Amphion Investments, LLC, a Delaware limited liability company (“Amphion Investments”), Antiope Partners, LLC, a Delaware limited liability company (“Antiope Partners”), Amphion Capital Management, LLC, a Delaware limited liability company (“ACM”), NVW,LLC a Delaware limited liability company (NVW”), Amphion Innovations plc, an Isle of Man company (Innovations) and VennWorks, LLC, a Delaware limited liability company formerly known as incuVest, LLC, (“VennWorks”).
     The Amphion Group disclaims in its filings with the Securities and Exchange Commission that it holds any securities of the Company as a group, within the meaning of any applicable securities law or regulation. Amphion Partners is the sole general partner of Amphion Ventures. Messrs. Morgan and Bertoldi are the managing members of Amphion Partners, Antiope Partners and Amphion Investments. Mr. Morgan is the Chairman of the Board of Directors and Chief Executive Officer of VennWorks. Mr. Bertoldi is the President of VennWorks.
     Based on amended Schedule 13D filed by certain members of the Amphion Group with the SEC on February 10, 2000, Amphion Ventures, Amphion Partners and Mr. Morgan share voting power with respect to certain of the shares owned by them. Also, based on the Schedule 13D, Mr. Morgan shares voting power for the shares held by Amphion Investments, Antiope Partners and certain other shares held by Amphion Partners. Mr. Morgan disclaims beneficial ownership of the shares held by each of the Amphion Group.

		Series
	Voting	2005
	Common	Preferred	Warrants		Options		Total
Amphion Ventures LP	9,219,305	—	382,997	(1)	—		9,602,302
VennWorks LLC	5,677,006	—	—		—		5,677,006
Amphion Innovations plc	670,000	1,475,906	1,574,042	(2)			3,719,948
Mr. Morgan	697,509 (3)	294,118	314,118	(4)	73,646	(5)	1,379,391
Antiope Partners LLC	1,109,182	—	—		—		1,109,182
Mr. Bertoldi	—	—	—		130,646	(6)	130,646
Amphion Investments LLC	44,000	—	—		—		44,000
Amphion Partners LLC	28,125	—	—		—		28,125
Amhion Capital Management LLC	16,700	—	—		—		16,700

Total of Amphion Group	17,461,827	1,770,024	2,271,157		204,292		21,707,300

(1)	Includes two different grants ranging in price ($1.50 to $2.38) and expiration dates (December 31, 2006 to January 28, 2010).

(2)	Includes two different grants with an exercise price of $1.50. 98,136 expire on January 28, 2010 and the remaining expiring on March 14, 2011.

(3)	Includes 252,715 shares of common stock issued to Mrs. Morgan, the wife of Mr. Morgan.

(4)	Includes two different grants with an exercise price of $1.50. 20,000 expire on January 28, 2010 and the remaining expiring on March 14, 2011.

(5)	Options to purchase 73,646 shares of common stock that are exercisable within 60 days.

(6)	Options to purchase 130,646 shares of common stock that are exercisable within 60 days.
     The following table sets forth the number of shares of each class of stock beneficially owned as of May 1, 2006, by each director who beneficially owns equity securities and the executive officers of Axcess, and all of our directors and executive officers as a group. The business address of each director and executive officer is c/o Axcess International, Inc., 3208 Commander Drive, Carrollton, Texas 75006. To Axcess’ knowledge, each stockholder listed below has sole voting and investment power with respect to all shares of stock shown beneficially owned by the stockholder, except for Mr. Morgan’s beneficial ownership, which is discussed in the introduction to the previous table above.

			Amount and
			Nature of	Percentage	Percentage
Name of			Beneficial	of	of Common
Beneficial Owner	Title of Class		Owner	Class	Voting Power
Richard C.E. Morgan	Voting Common Stock	(1)	17,461,827	61.9%	52.4%
	Series 2005 Preferred		1,770,024	65.3%	5.3%

Robert J. Bertoldi	Voting Common Stock	(2)	16,764,318	59.4%	50.3%
	Series 2005 Preferred		1,475,906	54.5%	4.4%

Allan Griebenow	Voting Common Stock	(3)	14,860	*	*
Paul J. Coleman, Jr.	Voting Common Stock	(4)	80	*	*
Allan L. Frank	Voting Common Stock	(5)	—	*	*
Robert F. Hussey	Voting Common Stock	(6)	—	*	*
James A. Ferguson	Voting Common Stock	(7)	—	*	*

All Directors, Director	Voting Common Stock		17,476,767	61.9%	52.4%
Nominees and	Series 2005 Preferred		1,770,024	65.3%	5.3%
Executive Officers as
a group (7 individuals)

*	Less than 1%.

(1)	The number of shares of voting common stock includes 434,794 shares held directly, 16,764,318 shares held by other entities within the Amphion Group (defined in Note 1 to the immediately preceding table above), 252,715 shares owned by Mr. Morgan’s wife. However, the number of shares of voting common stock excludes 387,764 shares that Mr. Morgan has the right to acquire pursuant to option and warrant agreements that are exercisable within 60 days, 1,957,039 shares that entities within the Amphion Group have the right to acquire pursuant to option and warrant agreements that are exercisable within 60 days. As detailed in Note 1 to the immediately preceding table above, Mr. Morgan disclaims beneficial ownership of all shares beneficially owned by entities within the Amphion Group.

(2)	Includes 16,764,318 shares held by other entities within the Amphion Group (defined in Note 1 to the immediately preceding table above). However, excludes 130,646 shares that Mr. Bertoldi has the right to acquire pursuant to option and warrant agreements that are exercisable within 60 days and 1,268,804 shares that entities within the Amphion Group have the right to acquire pursuant to option and warrant agreements that are exercisable within 60 days. As detailed in Note 1 to the immediately preceding table above, Mr. Bertoldi disclaims beneficial ownership of all shares beneficially owned by entities within the Amphion Group.

(3)	Includes 14,580 shares of common stock held directly by Mr. Griebenow and 280 shares owned jointly with his wife. Excludes 1,029,538 shares that Mr. Griebenow has the right to acquire pursuant to option agreements that are exercisable within 60 days.

(4)	Includes 80 shares of common stock held directly by Mr. Coleman and excludes 158,646 shares that Mr. Coleman has the right to acquire pursuant to option agreements that are exercisable within 60 days.

(5)	Excludes 437,734 shares that Mr. Frank has the right to acquire pursuant to options that are exercisable within 60 days.

(6)	Excludes 95,646 shares that Mr. Hussey has the right to acquire pursuant to options that are exercisable within 60 days.

(7)	Excludes 18,750 shares that Mr. Ferguson has the right to acquire pursuant to options that are exercisable within 60 days.
MANAGEMENT OF THE COMPANY
     The Board elects executive officers annually at its first meeting following the annual meeting of stockholders. The following table sets forth, as of May 1, 2006, Axcess’ directors, executive officers and significant employees, their ages, and their positions within Axcess.

Name	Age	Position	Committee
Richard C.E. Morgan	61	Chairman of the Board of Directors	(1*) (3*) (4)
Allan Griebenow	53	Director, President and Chief Executive Officer	(1) (4)
Allan L. Frank	42	Vice President, Secretary and Chief Financial Officer
Robert J. Bertoldi	51	Director	(2) (4)
Paul J. Coleman, Jr.	73	Director	(2) (4)
Robert F. Hussey	56	Director	(2*) (3) (4)
Jim A. Ferguson	64	Vice President, Strategic Sales

(1)	Executive Committee

(2)	Audit Committee

(3)	Compensation Committee

(4)	Nominating and Governance Committee

*	Indicates Chairman of the Committee

     Richard C. E. Morgan has served as a director and Chairman of the Board of the company since 1985. Since 2003 Mr. Morgan has been Chairman and Chief Executive Officer of Amphion Capital Partners LLC a private equity and venture firm that he co-founded. In November 1999, Mr. Morgan co-founded VennWorks LLC, a venture capital company and since then has served as its Chairman and Chief Executive Officer. In 1995, Mr. Morgan co-founded Amphion Capital Management, LLC, a private equity and venture capital firm, and since then has served as one of its Managing Members. From 1986 Mr. Morgan has been a Managing Member of Wolfensohn Partners, LP, (now known as Amphion Partners LLC), the General Partner of Wolfensohn Associates LP (known as Amphion Ventures LP) a technology and life science fund. Mr. Morgan serves on the Board of Directors of Celgene Corp., which develops and markets biotechnology products. Mr. Morgan is also a director of several private and non-profit companies, including Orbis International, Inc., a non-profit organization dedicated to fighting blindness worldwide.
     Allan Griebenow has served as a director, President and Chief Executive Officer of the Company since July 1999. He founded Prism Video, Inc. in 1994 and was Chief Executive Officer of Prism Video, Inc. from 1994 to July 1999. Mr. Griebenow was President, CEO and a Director of PV Holdings, Inc. until December 2003. Mr. Griebenow spent the past twenty years in the telecommunications and advanced applications industries. He started his career in 1979 as a Presidential Management Intern with NASA, and holds a B.S. in Business Administration from the University of Maryland and an MBA from San Francisco State University.
     Allan L. Frank has served as Vice President, Secretary and Chief Financial Officer of the Company since March 2002. From July 1999 through June 2001, Mr. Frank was Vice President, Chief Financial Officer and Secretary for Vast Solutions, Inc., a spin-off from Paging Network, Inc. (“PageNet”). Vast Solutions, Inc. filed for bankruptcy in April 2001. From September 1993 through July 1999, Mr. Frank served in numerous positions at PageNet, including as Vice President of Corporate Development and Director of Financial Analysis, and as Director of International Finance for Paging Network International, a subsidiary of PageNet. Prior to PageNet, Mr. Frank worked at FoxMeyer Corporation, OrNda HealthCare and Dalfort Aviation Services. Mr. Frank holds a B.S. in Business Administration from The Ohio State University and an MBA from the University of North Texas.
     Robert J. Bertoldi has been a director of the Company since June 2000. Since 2003 he has been the President and Chief Financial Officer of Amphion Capital Partners LLC a private equity and venture capital firm that he co-founded. Since January 2000, Mr. Bertoldi has been the President of VennWorks, LLC, a venture capital company that he co-founded. Since 1995, Mr. Bertoldi has been a Managing Member of Amphion Capital Management, LLC, a private equity and venture capital firm, and of Amphion Partners LLC, the General Partner of Amphion Ventures LP, a technology and life science fund. Prior to 1995 Mr. Bertoldi served as the Chief Financial Officer of James D. Wolfensohn Inc. and Hambro America Inc.
     Paul J. Coleman, Jr. has served as a director of the Company since 1982. He is President and Chief Executive Officer of the Girvan Institute of Technology, a non-profit, public benefit corporation engaged in research, technology development, and education related to high-technology enterprise. Dr. Coleman is an emeritus professor of space physics at the University of California at Los Angeles (“UCLA”). He currently serves as a director of Knowledge Vector, Inc., Girvan Ventures, Inc. Moffett Management Pvt. Ltd., and the Girvan Institute. He is a former director of CACI International, Fairchild Space and Defense Corporation, the Universities Space Research Association (USRA) and others. He has held positions as assistant director of the Los Alamos National Laboratory; president and chief executive officer of USRA, (managing) director of the Institute of Geophysics and Planetary Physics at UCLA; and (managing) director of the National Institute for Global Environmental Change of the U.S. Department of Energy.
     Robert F. Hussey has served on the Board since September 2002. Mr. Hussey served as interim President, CEO and Director of Digital Lightwave, Inc. Mr. Hussey also serves on the board of Distributed Power Corporation and on the board of advisors for Argentum Capital Partners. From 1991 through 1996, Mr. Hussey served as President, CEO and Director of MetroVision of North America. From 1984 through 1991, Mr. Hussey was Founder, President, CEO and Director of POP Radio Corp. Prior to POP Radio, Mr. Hussey worked at Grey Advertising, Inc., E.F. Hutton and American Home Products, Inc. Mr. Hussey received a B.S. in Business Administration from Georgetown University and an MBA in International Business from George Washington University.

     James A. Ferguson has served as Vice President, Strategic Sales since June 2004. From June 2002 through May 2004, Mr. Ferguson was Vice President, Business Development for Innovision Research & Technology PLC, a United Kingdom based application specific integrated circuit (ASIC) design organization. From 2000 to 2002, Mr. Ferguson served as National Sales Manager with Axcess. From 1997 to 2000, Mr. Ferguson served as Regional Sales Manager with Prism Video, Inc. Mr. Ferguson has served in numerous technology sales positions with Xerox Corporation and Wang Laboratories. Mr. Ferguson was a commission USAF officer from 1967 to 1972. Mr. Ferguson holds a B.S. in Business Administration from the University of Arizona and a M.S. from Ball State University.
BOARD MEETINGS AND COMMITTEES OF THE BOARD
     The Board of Directors had ten meetings during the fiscal year ended December 31, 2005. During the fiscal year ended December 31, 2005, all of the Company’s incumbent directors attended at least 75 percent of (a) the total number of meetings of the Board and (b) the total number of meetings held by all committees of the Board on which they served.
     The Board has a standing Executive Committee, Audit Committee, Compensation Committee and Nominating and Governance Committee. The principal responsibilities and membership of each committee are described in the following paragraphs.
     EXECUTIVE COMMITTEE. The Executive Committee has the authority to exercise substantially all of the powers of the Board in the management and business affairs of the Company, except it does not have the authority to declare dividends, authorize the issuance of shares of the Company’s common stock, modify the Company’s Certificate of Incorporation or its Bylaws, adopt any agreement of merger or consolidation or recommend to the stockholders the sale, lease or exchange of all or substantially all of the Company’s assets or the dissolution of the Company. Meetings of the Board are held periodically each year and special meetings are held from time to time. As a consequence, the occasions on which this committee is required to take action are limited. The members of this committee are Messrs. Morgan and Griebenow. The committee did not meet separately from the Board during 2005.
     AUDIT COMMITTEE. The Audit Committee is responsible for reviewing the Company’s accounting and financial practices and policies and the scope and results of the Company’s audit. The Audit Committee is also responsible for recommending the selection of the Company’s independent registered public accountants. This committee is presently comprised of Messrs. Bertoldi, Coleman and Hussey. The committee met separately from the Board on four occasions during 2005. The Board of Directors adopted an Audit Committee Charter in 2001. The Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements. In addition, the Board has determined that Mr. Hussey is a “financial expert” as defined in the rules of the Securities and Exchange Commission. The Board of Directors has determined that Mr. Hussey and Mr. Coleman are independent, as defined under the enhanced independance Standards for Audit Committee members in the Securities Exchange Act of 1934.
     COMPENSATION COMMITTEE. The Compensation Committee reviews the compensation of executive officers, except members of the committee, and makes recommendations to the Board regarding executive compensation. This committee is presently comprised of Messrs. Morgan and Hussey. The committee met separately from the Board once during 2005.
     NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee of the Board of Directors will monitor the composition of the Board and, when appropriate, seek, screen and recommend for nomination qualified candidates for election to the Board of Directors at the Corporation’s Annual Meeting of Stockholders. In addition, the Nominating and Governance Committee will seek qualified candidates to fill vacancies on the Board of Directors subject to appointment by the Board of Directors. The Nominating and Governance Committee will also evaluate the Board’s structure and practices and, when appropriate, recommend new policies to the full Board. Finally, the Nominating and Governance Committee will periodically review succession planning with respect to the Chief Executive Officer and other key executive officers. This committee is presently comprised of Messrs. Morgan, Griebenow, Bertoldi, Coleman and Hussey. The Board of Directors has determined that Mr. Hussey and Mr. Coleman, are Independent, As defined by the Securities Exchange Act of 1934. The committee did not meet separately from the Board during 2005.
     COMMITTEE CHARTERS. The Audit Committee and Nominating and Governance Committee charters are included as Exhibit 99.1 and 99.2, respectively to the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 filed with the Securities and Exchange Commission and is also available on the Corporate Governance portion of the Axcess International Inc. website at www.axcessinc.com.
     CODE OF ETHICS. The Company has adopted a code of ethics that applies to all officers and employees, including its principal executive officer, principal financial officer and controller. This code of ethics is included as Exhibit 14.1 to the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 filed with the Securities and Exchange Commission.
REPORT OF AUDIT COMMITTEE
     The Company’s board of directors adopted a formal written charter for it audit committee on June 8, 2000 in accordance with the recently adopted SEC regulations regarding audit committees. In fulfilling its responsibilities as set forth in its charter, the audit committee reviewed and discussed with the management the Company’s audited financial statements for the year ended December 31, 2005. The matters required to be discussed by the Codification of Statements on Auditing Standards 61, Communications with Audit Committees.
     The audit committee received the written disclosures and the letter from the Company’s independent auditors, Hein & Associates LLP, required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, considered the compatibility of non-audit services with the auditor’s independence and discussed with Hein & Associates LLP its independence from the Company.
     Based on these reviews and discussions and in reliance thereon, the audit committee recommended to the Company’s board of directors that the Company’s audited financial statements be included in the Annual Report on Form 10-KSB for fiscal year ended December 31, 2005 and the board of directors approved the recommendation.
Robert F. Hussey
Robert J. Bertoldi
Paul J. Coleman, Jr.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
     The Audit Committee of the Board has selected Hein & Associates LLP, our independent registered public accounting firm, to audit our accounts for the year ending December 31, 2005. Hein & Associates LLP audited our accounts for the year ended December 31, 2005.
     A member of Hein & Associates is expected to be available via telephone at the Annual Meeting and will have the opportunity to make a Statement if desired. It is also expected that such member will be available to respond to Appropriate questions from the Stockholders.
Audit Fees
     The following table presents fees for professional audit services rendered by Hein & Associates LLP for the audit of Axcess International Inc.’s annual consolidated financial statements for the years ended December 31, 2005 and December 31, 2004 and fees billed for other services rendered by Hein & Associates LLP during those periods.

	December 31,	December 31,
	2005	2004

Audit fees (1)	$48,064	$68,200
Audit related fees (2)	—	—
Tax fees (3)	10,930	16,100
All other fees (4)	—	—

Total	$58,994	$84,300

1)	Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Hein & Associates LLP in connection with statutory and regulatory filings or engagements.

2)	Audit-Related Fees would normally consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”

(3)	Tax Fees consist of fees billed for professional services rendered for federal and state tax compliance, tax advice and tax planning.

(4)	All Other Fees would normally consist of fees for services other than the services reported above.
Axcess International, Inc.’s Audit Committee approves the engagement of an accountant to render all audit and non-audit services prior to the engagement of the accountant based upon a proposal by the accountant of estimated fees and scope of the engagement. Axcess International, Inc.’s Audit Committee has received the written disclosure and the letter from Hein & Associates LLP required by Independence Standards Board Standard No. 1, as currently in effect, and has discussed with Hein & Associates LLP their independence.

COMPENSATION OF THE COMPANY’S DIRECTORS
     Starting in April 2006, we pay cash compensation to each director who is not employed by us and who does not beneficially own more than five percent of the shares of common stock outstanding. We will pay five thousand dollars per quarter to each independent director and an additional twenty-five hundred dollars per quarter for an independent chairman of the audit or compensation committee. We will also pay one thousand dollars to each independent director for each meeting attended and five hundred dollars for each telephonic board meeting. In addition to the compensation set forth above, each director shall receive an annual grant of options to acquire common stock at an exercise price equal to the fair market value per share of the common stock at the time the option is granted. The annual grant customarily takes place shortly after each annual meeting of our stockholders. All new board members receive 50,000 options to acquire common stock at an exercise price equal to the fair market value per share of the common stock on the date the board member is elected by our stockholders. All new board members will also be eligible to receive the annual grant. We also pay ordinary and necessary out-of-pocket expenses for directors to attend board and committee meetings. Directors who are officers or employees of Axcess receive no fees for service on the board or committees thereof.
REPORT OF COMPENSATION COMMITTEE ON ANNUAL EXECUTIVE COMPENSATION
     The Compensation Committee met informally several times during the year and met once outside the presence of the Board. The policy of the Compensation Committee is to provide executive officers of the Company with fair compensation based on their responsibilities, and on the performance of the Company as a whole.
     The Compensation Committee believes generally that performance goals enhance teamwork and help focus management’s attention on the overall performance of the companies rather than the performance of particular areas in the companies. Additionally, particular areas may in the future need separate performance goals, but the Compensation Committee does not believe that is currently required.
     The Compensation Committee sets target earnings levels for the Company and provides a bonus target to each executive officer. The bonus target is a percentage of that executive’s base salary. The Compensation Committee then sets target levels pursuant to which an executive who is employed at the time of the bonus award can receive all or a portion of the designated bonus target based on the Company’s earnings performance, as the case may be. If the earnings target is not met, an executive may receive some portion of his bonus based on the percentage of the earnings target achieved. In addition, if the earnings target is exceeded, the executives may receive, based on a formula, up to twice the executive’s bonus target. The earnings target is set by the Compensation Committee prior to the commencement of each fiscal year and is believed by the Compensation Committee to be aggressive, but achievable. The Compensation Committee excludes Mr. Morgan, the Chairman of the Board, from participating in the executive bonus plan because it believes such a bonus is unnecessary after taking into account his ownership of the Company’s common stock. See “Ownership of Voting Common Stock by Certain Beneficial Owners and Management.”
     The Compensation Committee believes that its earnings and bonus targets are confidential and disclosure of those targets would adversely affect the Company. The report of the Compensation Committee will not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates that report by reference.

EXECUTIVE COMPENSATION
     The following table summarizes the compensation earned by Axcess’ Chief Executive Officer and Axcess’ two other most highly compensated executive officers (whose annualized compensation exceeded $100,000) (collectively called the “named executive officers”), for services rendered in all capacities to Axcess during the fiscal years ended December 31, 2005 through 2003.
Summary Compensation Table

	Annual Compensation					Long Term Compensation
					Other	Restricted		LTIP	All Other
Name	Year		Salary	Bonus	Annual	Stock	Options/	payouts	Compen-
Principal Positions	Ended		($)	($)	Compensation	Awarded	SARs (#)	($)	sation
Allan Griebenow	2005		230,009	—	—	—	—	—	—
President and	2004		230,946	—	—	—	156,568	—	—
Chief Executive Officer	2003		177,651	—	—	—	163,000	—	—

Allan L. Frank	2005		180,000	—	—	—	—	—	—
Vice President, Secretary	2004		180,937	—	—	—	147,968	—	—
And Chief Financial Officer	2003		139,448	—	—	—	100,000	—	—

James A. Ferguson	2005		90,000	—	—	—	—	—	—
Vice President	2004	(1)	49,096	—	—	—	75,000	—	—
Strategic Sales	2003		—	—	—	—	—	—	—

(1)	Represents compensation earned from June 2004, when Mr. Ferguson rejoined Axcess.
Aggregate Option Exercises in 2005 by Axcess’ Executive Officers
     The following table provides information as to options exercised, if any, by each of the named executive officers in 2005 and the value of options held by those officers at year-end measured in terms of the last reported sale price for the shares of our Voting Common Stock on December 30, 2005 ($0.82 as reported on the Over-The-Counter Bulletin Board).

	Shares		Number of Securities		Value of Unexercised
	Acquired		Underlying Unexercised		In-the-Money Options at
	On	Value	Options at December 31, 2005		December 31, 2005
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Allan Griebenow	—	$—	990,396	136,676	$68,560	$—
Allan L. Frank	—	$—	350,742	182,226	$42,000	$—
James A. Ferguson	—	$—	18,750	56,250	$—	$—
Stock Option Grants to Axcess’ Named Executive Officers
     No stock option grants were made to named executive officers in 2005.
     On February 15, 2006 the board voted to issue an additional one million one hundred and seventy-five thousand options (1,175,000). The exercise price was one dollar and four cents ($1.04) which was the closing price on that date. The options will vested in four equal installments beginning in February of 2007. The options were granted to seventeen employees and three board members. The grants ranged in size from 5,000 to 268,000 with the average being 58,750.

Employment Agreement with Mr. Griebenow
     On July 16, 1999, the Company entered into an agreement with Allan Griebenow, under which Mr. Griebenow agreed to be the Company’s president and chief executive officer. The agreement provides that Mr. Griebenow will receive a salary equal to $17,917 per month, a bonus payable within 90 days after the end of the Company’s fiscal year of up to 30% of his base salary, and option grants to acquire 450,000 shares of our common stock. Mr. Griebenow is essentially an “at will” employee of the Company and may be terminated upon thirty days’ notice. If the Company terminates Mr. Griebenow’s employment at any time without cause, as defined in the employment agreement, then Mr. Griebenow will be entitled to continue to receive his then current salary for the six-month period following his termination.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Amphion Investment LLC
     Axcess reached an agreement with Amphion Investment LLC, an affiliate of the Amphion Group our majority stockholder, with regards to the note executed between them for $393,787 of principal and accrued interest. Amphion Investment LLC consented to a five-year extension of the note with an interest rate of 5% per annum from January 1, 2003 payable in full at maturity of December 31, 2007.
PV Proceeds Holdings Inc.
     Axcess reached an Agreement to Amend Purchase Note and Payment Term with PV Proceeds Holdings, Inc. Mr. Griebenow, our President and CEO, is an affiliate of PV Holdings by virtue of his 11% ownership in PV Holdings. PV Holdings is the holder of a $4.0 million non-interest bearing note that was due December 31, 2002 and was in default. PV Proceeds consented to a five-year extension of the note with an interest rate of 5% per annum from January 1, 2003 payable in full at maturity of December 31, 2007. As further consideration for entering into the agreement Axcess granted to PV Proceeds Holdings, Inc. a warrant to purchase up to 500,000 shares of common stock of Axcess. The warrants have an exercise price of two dollars ($2.00) per share and shall expire on the earlier of February 14, 2008 or forty-five days after the principal and all accrued interest are paid. Axcess has also agreed to certain provisions that would further reduce the principal amount over time.
     On October 10, 2003 PV Proceeds Holdings, Inc. elected to convert their Series 1999 Preferred Stock plus accrued dividends into 692,142 shares of Axcess common stock contingent upon this Registration Statement becoming effective within 90 days from the date hereof. On December 2, 2003, our SB-2 Registration statement went effective. PV Proceeds Holdings, Inc. has agreed to certain limitations on the sale of these shares based on our current and future share trading volumes.
     PV Proceeds Holdings, Inc. currently has warrants to purchase up to 500,000 additional common shares of Axcess. The exercise price of the warrants is $2.00 and they expire February 15, 2008 or forty-five days after the note and interest are paid in full.
Amphion Capital Partners LLC (formerly NVW LLC)
     In 2005, Axcess entered into a one year Borrowed Employees and Advisory Agreement with Amphion Capital Partners LLC (“ACP”), an affiliate of the Amphion Group our majority stockholder. ACP will assist us in a variety of areas relating to investor relations and technology research. ACP will provide Axcess with the use of employees who will be dedicated, on a part-time basis, to provide these services, in addition to the services of Robert Bertoldi and Richard Morgan. ACP will provide Axcess the following: (i) Identification, evaluation and advice on a variety of options the Axcess to undertake to enhance its current technology offering, including sources of complementary technology and technology partnering; (ii) Investor relations services, including becoming the initial point of contact for the Preferred Equity Investors, providing both materials and information to interested parties; (iii) Advice and assistance with strategies relating to asset enhancement and maximization of asset utilization, including those associated with and intellectual property assets. In return Axcess has agreed to pay ACP $7,500 per month in advance. During 2006, Axcess elected to renew the contract and the payment was raised to $10,000 per month in advance.
     ACP currently has warrants to purchase up to 98,136 additional common shares of Axcess. The exercise price of the warrant is $1.50 and they expire on January 28, 2010.

Other Matters
     On July 30, 2002, the wife of Richard C.E. Morgan invested $100,000 in Axcess, pursuant to the terms of a bridge financing agreement. Mrs. Morgan acquired a convertible promissory note in the principal amount of $100,000 and 25,000 unregistered shares of Axcess’ common stock. Axcess registered the common shares in December 2003, and Mrs. Morgan agreed not to sell more than one-third of the shares in any calendar month. Axcess and Mrs. Morgan made certain representations and warranties in the bridge financing agreement. The convertible promissory note bears interest at a rate of seven percent compounded annually. At each of July 30, 2003; July 30, 2004; and July 30, 2005, Mrs. Morgan may elect to convert one-third of the principal amount of the note (plus accrued interest thereon) into shares of the Axcess’ common stock, provided that we have not, on or prior to each such conversion date, retired one-third of the principal amount of the Note. The conversion price initially is 65% of the average closing price of a share of our common stock for the twenty trading days preceding the given anniversary date, provided that the maximum conversion price shall be $4.00 per share and the minimum conversion price shall be $1.00 per share, and the conversion price is subject to adjustment from time to time to reflect any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in Axcess’ shares of common stock. Subject to Mrs. Morgan’s right to convert the note in accordance with its terms, the note may be prepaid without penalty. On May 10, 2004 Mrs. Morgan elected to convert $33,333 of the principal and accrued interest into 33,412 shares of Axcess common stock. In February 2006, Mrs. Morgan elected to convert the remaining $66,667 of the principal plus accrued interest into 118,722 shares of Axcess common stock.
     In January 2003, the wife of Richard C.E. Morgan invested an additional $20,000 in Axcess, pursuant to the terms of a bridge financing agreement. Mrs. Morgan acquired a convertible promissory note in the principal amount of $20,000 and 40,000 unregistered shares of Axcess’ common stock. Axcess registered the common shares in December 2003, and Mrs. Morgan agreed not to sell more than one-third of the shares in any calendar month. Axcess and Mrs. Morgan made certain representations and warranties in the bridge financing agreement. The convertible promissory note bears interest at a rate of seven percent compounded annually. At each of January 31, 2004; January 31, 2005; and January 31, 2006, Mrs. Morgan may elect to convert one-third of the principal amount of the note (plus accrued interest thereon) into shares of the Axcess’ common stock, provided that we have not, on or prior to each such conversion date, retired one-third of the principal amount of the Note. The conversion price initially is 65% of the average closing price of a share of our common stock for the twenty trading days preceding the given anniversary date, provided that the maximum conversion price shall be $4.00 per share and the minimum conversion price shall be $1.00 per share, and the conversion price is subject to adjustment from time to time to reflect any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in Axcess’ shares of common stock. Subject to Mrs. Morgan’s right to convert the note in accordance with its terms, the note may be prepaid without penalty. On May 10, 2004 Mrs. Morgan elected to convert $6,667 of the principal or accrued interest into 6,172 shares of Axcess common stock. In February 2006, Mrs. Morgan elected to convert the remaining $13,333 of the principal plus accrued interest into 23,744 shares of Axcess common stock.
     Richard C.E. Morgan, the Chairman of Axcess’ Board of Directors, is the owner of 100.00% of Antiope Partners, LLC, 60.01% of Amphion Partners, LLC, 60.00% of Amphion Investments, LLC, 0.49% of Amphion Ventures LP, 60.00% of Amphion Capital Management LLC, 20.84% of Amphion Capital Partners LLC (formerly NVW LLC) and 9.80% of VennWorks, LLC. Mr. Morgan disclaims beneficial ownership of all of Axcess shares held by these entities.
     Robert J. Bertoldi, a director of Axcess, is the owner of 12.79% of Amphion Capital Partners LLC (formerly NVW LLC), 33.98% of Amphion Partners, LLC, 40.00% of Amphion Investments, LLC, 40.00% of Amphion Capital Management LLC, 0.07% of Amphion Ventures LP, and 4.71% of VennWorks, LLC. Mr. Bertoldi disclaims beneficial ownership of all of Axcess shares held by these entities.

MATTERS TO BE BROUGHT BEFORE THE MEETING
PROPOSAL 1. Election of Directors
     Five persons currently serve on the Board and are expected to continue to serve until the annual meeting. Unless contrary instructions are set forth in the Proxy, it is intended that the persons named in the Proxy will vote all shares of stock represented by the Proxy for the election as directors of Messrs. Richard C.E. Morgan, Allan Griebenow, Paul J. Coleman, Jr., Robert J. Bertoldi and Robert F. Hussey. The five directors elected at the annual meeting will each serve for a term expiring on the date of the annual meeting in 2006. Directors of the Company are elected annually and hold office until their successors have been elected and qualified or their earlier resignation or removal. Should any nominee become unavailable for election, the Board of Directors of the Company may designate another nominee, in which case the persons acting under duly executed proxies will vote for the election of the replacement nominee, although management is not aware of any circumstances likely to render any nominee unavailable for election. Election of directors will be by a plurality of the votes cast. A stockholder may, in the manner set forth in the enclosed Proxy card, instruct the proxy holder not to vote that stockholder’s shares of stock for one or more of the named nominees. The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named herein. The Certificate of Incorporation of the Company, as amended to date, does not permit cumulative voting.
REQUIRED AFFIRMATIVE VOTE
     A plurality of the votes of the holders of the outstanding shares of Voting Common Stock and Voting Preferred Stock of the Company, voting together as a single class, represented at a meeting at which a quorum is present may elect directors. For information regarding the nominees for directors of the Company see “Management of the Company.”
     THE BOARD OF DIRECTORS URGES YOU TO VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.
PROPOSAL 2. Ratification of Selection of Independent Registered Public Accounting Firm
     The Board of Directors has approved and recommends the appointment of Hein & Associates LLP, registered public accounting firm to serve as independent auditor for the Company for the fiscal year ended December 31, 2006. Approval of the appointment of the accountants is being sought in order to give stockholders the opportunity to express their opinion on the matter. Should approval not be obtained, the Board of Directors would expect to reconsider the appointment.
REQUIRED AFFIRMATIVE VOTE
     The affirmative vote of a majority of the outstanding voting power of the Voting Common Stock and Voting Preferred Stock, voting together as a single class, which are represented and entitled to vote at the annual meeting is required to ratify Hein & Associates LLP as the independent registered public accounting firm for the Company.
     THE BOARD OF DIRECTORS URGES YOU TO VOTE FOR THE RATIFICATION OF HEIN & ASSOCATIATES LLP AS REGISTERED INDEPENDENT PUBLIC ACCOUTNING FIRM OF THE COMPANY.

     PROPOSAL 3. Approval of the Amended and Restated Certificate of Incorporation
     The Board of Directors has adopted, subject to stockholder approval, an amended and restated Certificate of Incorporation, among other items to (i) increase our authorized Common Stock from 50,000,000 shares to 70,000,000 shares; (ii) increase our authorized Preferred Stock from 7,000,000 shares to 10,000,000 shares; and (iii) reduce our Non-Voting Common stock from 2,250,000 shares to zero. The Certificates of Designation, which have already been approved by our Board of Directors are part of our restated Certificate of Incorporation outline the rights, duties and preferences of each of our outstanding and issued Series of Preferred Stock. A copy of the proposed amended and restated certificate of incorporation is attached as Exhibit A to this proxy statement and a copy of the certificates of designation are attached as Exhibit B. If adopted, we will file the proposed amended and restated certificate of incorporation with the Secretary of State of the State of Delaware promptly after the Annual Meeting, and the amended and restated certificate of incorporation will become effective upon such filing.
     The additional shares of Common Stock would have rights identical to the currently outstanding Common Stock. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock, except for effects incidental to increasing the number of shares of Common Stock, such as dilution of the earnings per shares and voting rights of current holders of Common Stock.
Purpose of the proposed changes to our certificate of incorporation
     As of May 1, 2006, 28,203,138 shares of the Company’s 50,000,000 authorized shares of Common Stock were issued and outstanding, 8,113,185 shares were reserved for issuance upon the exercise of outstanding options or available for grant under the Company’s 2005 Equity Incentive Plan, 5,766,862 shares reserved for issuance under various warrant agreements currently outstanding and 5,123,550 shares were reserved for issuance under the various convertible preferred stock agreements.
     Consequently, the Company is currently limited to 2,793,265 authorized but unissued Common shares if it desires to issue stock for additional equity compensation, or for stock splits, stock dividends, or acquisitions or to obtain funds through a private or public offering, or any other purpose. The Board believes that it is in the Company’s best interests to have additional authorized but unissued Common and Preferred Stock available for issuance to meet business needs as arise from time to time, without the expense and delay of seeking stockholders approval for additional authorized shares at that time. Thus, the Board believes that it is in the Company’s best interest to increase the authorized Common and Preferred Stock beyond the currently available shares for such business needs. Such business needs may include future stock splits or stock dividends, equity financings, acquisitions, adoption of new or modifying current employee benefit plans, and other proper corporate purposes identified by the Board in the future, though the Company has no current plans, arrangements or understandings to issue the additional shares of Common and Preferred Stock that would be authorized by this proposal.
     Any future issuance of such Common and Preferred Stock would remain subject to separate stockholder approval if required by applicable law or Nasdaq rules. While authorization of the additional shares will not currently dilute the proportionate voting power or other rights of existing stockholders, future issuances of Common and Preferred Stock could reduce the proportionate ownership of existing holders of the Company’s Common Stock, and, depending on the price at which such shares are issued, may be dilutive to the existing stockholders. Common and Preferred Stock (including the additional Common and Preferred Stock authorized pursuant to this proposal) may be issued from time to time upon authorization of the Board, without further approval by the stockholders, unless otherwise required by applicable law or Nasdaq rules, and for the consideration that the Board may determine is appropriate and as may be permitted by applicable law. As provided for by the Delaware General Corporation Law, the Board has directed that the proposed Amendment to increase the authorized Common Stock from 50,000,000 to 70,000,000 shares and to increase the authorized Preferred Stock from 7,000,000 to 10,000,000 shares be submitted to a vote of the stockholders at the Annual Meeting.

     The increase in the authorized shares of our common stock and preferred stock permitted upon the approval of our amended and restated certificate of incorporation could have an anti-takeover effect and may delay, defer or prevent a tender offer or takeover attempt including attempts that might result in a promising being paid over the market price for the shares held by the stockholders.
     Despite our belief as to the benefits to our stockholders of these new provisions, the provisions may also have the effect of i) diluting the stock of a person seeking to effect a change in the composition of our Board of Directors or removal of our management more difficult, ii) discouraging a future takeover attempt by third parties pursuant to which the stockholders may receive a substantial premium for their shares over then their current market price and iii) denying independent stockholders the opportunity to participate in a beneficial transaction even though they may decide to do so.
     Our Board of Directors, in its business judgment, believes that it is the best interest of the company and its stockholders to authorize the increase in our authorized number of common and preferred stock.
     The affirmative vote of the holders of a majority of the outstanding shares of Common and Preferred Stock will be required to approve the amendment to the Company’s Amended and Restated Certificate of Incorporation. As a result, abstentions and broker non-votes will be counted towards a quorum and will have the same effect as negative votes.
REQUIRED AFFIRMATIVE VOTE
     The affirmative vote of a majority of the outstanding voting power of the Voting Common Stock and Voting Preferred Stock, voting together as a single class, which are represented and entitled to vote at the annual meeting is required to ratify the prior fundraising activities for the Company.
     THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSAL IS IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION.
PROPOSAL 4. Ratification of actions of the Board of Directors in approving the issuance of the 2005 Preferred Equity Offering.
     The Board of Directors recommends the ratification of the Board of Directors prior fund raising activities including the resolutions authorizing the approval and issuance of the Series 2005 Preferred Equity. Ratification of the Board of Directors actions is being sought in order to give stockholders the opportunity to express their opinion on the matter. We have been advised by counsel the ratification by shareholders will limit potential liability to the Board of Directors and Officers.
2005 Preferred Equity Offering
     On December 30, 2005 the Company raised $813,021 of additional working capital through an exempt Preferred Stock offering under the Securities Act of 1933 Section 4(6) private offering of preferred stock to accredited and institutional investors. The Preferred Stock is designated as 2005 Preferred and consists of 956,495 shares of Preferred Stock bearing no dividends. However, the shares are convertible into common stock on a one to one basis at $0.85. In addition, the Company issued 956,495 warrants to purchase the Company’s common stock exercisable for five years at $1.50 per share. Each warrant will be callable by the Company if and when the Company’s common stock share price exceeds $3.00 per share for at lease twenty (20) consecutive trading days. The Company will use the proceeds for general working capital.
     A portion of the 2005 Preferred Equity Offering was the conversion of a convertible note with Amphion Innovations plc, an affiliate of the Amphion Group, our majority shareholder. The principal of the note converted was $500,000 and accrued interest of $4,521. Amphion also agreed to release its secured interest in Axcess’ video patent portfolio.
     On March 14, 2006 the Company raised $1,489,245 of additional working capital through an exempt Preferred Stock offering under the Securities Act of 1933 Section 4(6) private offering of preferred stock to accredited and institutional investors. The Preferred Stock is designated as 2005 Preferred and consists of 1,752,055 shares of Preferred Stock bearing no dividends. However, the shares are convertible into common stock on a one to one basis at $0.85. In addition, the Company issued 1,752,055 warrants to purchase the Company’s common stock exercisable for five years at $1.50 per share. Each warrant will be callable by the Company if and when the Company’s common stock share price exceeds $3.00 per share for at lease twenty (20) consecutive trading days. The Company will use the proceeds for general working capital.

REQUIRED AFFIRMATIVE VOTE
     The affirmative vote of a majority of the outstanding voting power of the Voting Common Stock and Voting Preferred Stock, voting together as a single class, which are represented and entitled to vote at the annual meeting is required to ratify the prior fundraising activities for the Company.
     THE BOARD OF DIRECTORS URGES YOU TO VOTE FOR THE RATIFICATION OF THE SERIES 2005 PREFERRED EQUITY OFFERING.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
     Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Chairman of the Board is primarily responsible for monitoring communications from our stockholders and for providing copies or summaries to the other directors as he considers appropriate.
     Stockholders who wish to send communications on any topic to our Board as a whole should send such communication to the attention of the Chairman of the Board via U.S. Mail (including courier or expedited delivery service) to Axcess International, Inc., 3208 Commander Drive, Carrollton, Texas 75006 or by facsimile at (972) 407-9085.
     Stockholders who wish to send communications on any topic to an individual director in his capacity as a member of our Board, may send such communications to the attention of the individual director via U.S. Mail (including courier or expedited delivery service) to Axcess International, Inc., 3208 Commander Drive, Carrollton, Texas 75006 or by facsimile at (972) 407-9085.
DEADLINE FOR STOCKHOLDER PROPOSALS
     To be considered for inclusion in the proxy statement relating to the Company’s Annual Meeting of stockholders to be held in 2007, stockholder proposals must be received no later than January 1, 2007. If the Company does not receive notice of any matter to be considered for presentation at the Annual Meeting, although not included in the proxy statement, by March 31, 2007, management proxies may confer discretionary authority to vote on the matters presented at the Annual Meeting by a stockholder in accordance with Rule 14a-4 under the Securities Exchange Act of 1934, as amended. All stockholder proposals should be marked for the attention of Allan Frank, Chief Financial Officer, Axcess International Inc., 3208 Commander Drive, Carrollton, Texas 75006.
GENERAL
Section 16(a) Beneficial Ownership Reporting Compliance
     Under Section 16(a) of the Exchange Act, directors, certain officers and beneficial owners of 10% or more of the Company’s Voting Common Stock are required from time to time to file with the Securities and Exchange Commission reports on Forms 3, 4 or 5, relating principally to transactions in Company securities by such persons. Based solely upon a review of Forms 3, 4 and 5 submitted to Axcess during and with respect to 2005, all of these individuals or entities timely filed their respective Forms 3, 4 or 5 required by Section 16(a) of the Exchange Act during 2003.
COUNTING OF VOTES
     All matters specified in this Proxy Statement that are to be voted on at the annual meeting will be by written ballot. Inspectors of election will be appointed, among other things, to determine the number of shares outstanding and the voting power of each, the shares represented at the annual meeting, the existence of a quorum and the authenticity, validity and effect of proxies, to receive votes or ballots, to hear and determine all challenges and questions in any way arising in connection with the right to vote, to count and tabulate all votes and to determine the result. See “Record Date and Voting Stock” above.
ANNUAL REPORT AND FORM 10-K
     A copy of the Company’s 2005 Annual Report to Stockholders, including the Form 10-KSB for the year ended December 31, 2005, which contains audited financial statements, accompanies this Proxy Statement. The Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 filed with the Securities and Exchange Commission, which provides additional information about the Company, is available on the Internet at www.axcessinc.com and is available in paper form to beneficial owners of the Company’s Common Stock without charge upon written request to Allan Frank, Chief Financial Officer, Axcess International Inc., 3208 Commander Drive, Carrollton, Texas 75006.
OTHER MATTERS
     Management does not intend to bring any business before the annual meeting other than the matters referred to in the accompanying notice. If, however, any other matters properly come before the annual meeting, it is intended that the persons named in the accompanying Proxy will vote pursuant to the Proxy in accordance with their best judgment on such matters to the extent permitted by applicable law and regulations. This discretionary authority includes matters that the Board of Directors does not know are to be presented at the annual meeting by others and any proposals of stockholders omitted from the proxy material pursuant to Rule 14a-8 of the Securities Exchange Act.

DOCUMENTS INCORPORATED BY REFERENCE
     The Annual Report on Form 10-KSB for the year ended December 31, 2005 is incorporated herein by reference and is deemed to be a part of this Proxy Statement, except for information superseded by information in this Proxy Statement.

By Order of the Board of Directors,

Allan L. Frank, Secretary
May 4, 2006

EXHIBIT A
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
of
AXCESS INTERNATIONAL, INC.
     Section 1. Name. The name of the corporation is Axcess International, Inc. (the “Corporation”).
     Section 2. Address; Registered Office and Agent. The address of the Corporation’s registered office is 100 West Tenth Street, Wilmington, Delaware 19801. The Corporation may from time to time, in the manner provided by law, change the registered agent and the registered office within the State of Delaware. The Corporation may also maintain offices for the conduct of its business, either within or without the State of Delaware.
     Section 3. Purposes. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.
     Section 4. Number of Shares. The total number of shares of all classes of stock that the Corporation shall have authority to issue is Eighty Million (80,000,000) shares consisting of: Seventy Million (70,000,000) shares of common stock, $.001 par value per share (“Common Stock”) and Ten Million (10,000,000) shares of preferred stock, $.001 par value per share (“Preferred Stock”).
     The Preferred Stock may be divided into, and may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board”) is authorized from time to time to establish and designate any such series of Preferred Stock, to fix and determine the variations in the relative rights, preferences, privileges and restrictions as between and among such series and any other class of capital stock of the Corporation and any series thereof, and to fix or alter the number of shares comprising any such series and the designation thereof. The authority of the Board from time to time with respect to each such series shall include, but not be limited to, determination of the following:
a.	The designation of the series;

b.	The number of shares of the series and (except where otherwise provided in the creation of the series) any subsequent increase or decrease therein;

c.	The dividends, if any, for shares of the series and the rates, conditions, times and relative preferences thereof;

d.	The redemption rights, if any, and price or prices for shares of the series;

e.	The terms and amounts of any sinking fund provided for the purchase or redemption of the series;

f.	The relative rights of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

g.	Whether the shares of the series shall be convertible into shares of any other class or series of shares of the Corporation, and, if so, the specification of such other class or series, the conversion prices or rate or rates, any adjustments thereof, the date or dates as of which such shares shall be convertible and all other terms and conditions upon which such conversion may be made;

h.	The voting rights, if any, of the holders of such series; and

i.	Such other designations, powers, preference and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof.

     Section 5. Election of Directors. Unless and except to the extent that the by-laws of the Corporation (the “By-laws”) shall so require, the election of directors of the Corporation need not be by written ballot.
     Section 6. Limitation of Liability. To the fullest extent permitted under the General Corporation Law, as amended from time to time, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any amendment, repeal or modification of the foregoing provision shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, repeal or modification.
     Section 7. Indemnification.
     7.1 Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity (an “Other Entity”), including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 7.3, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized by the Board.
     7.2 Prepayment of Expenses. The Corporation shall pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article 8 or otherwise.
     7.3 Claims. If a claim for indemnification or advancement of expenses under this Article 7 is not paid in full within 30 days after a written claim therefore by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.
     7.4 Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article 7 shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, the By-laws, agreement, vote of stockholders or disinterested directors or otherwise.
     7.5 Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of an Other Entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such Other Entity.
     7.6 Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article 7 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.
     7.7 Other Indemnification and Prepayment of Expenses. This Article 7 shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

     Section 8. Adoption, Amendment and / or Repeal of By-Laws. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board is expressly authorized to make, alter and repeal the By-laws, subject to the power of the stockholders of the Corporation to alter or repeal any By-law whether adopted by them or otherwise.
     Section 9. Certificate Amendments. The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by applicable law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Amended and Restated Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this article.

EXHIBIT B
CERTIFICATES OF DESIGNATIONS,
PREFERENCES, POWERS AND RIGHTS
OF
SERIES 2003B PREFERRED STOCK
OF
AXCESS INTERNATIONAL INC.
Pursuant to Section 151 of the
General Corporation Law
of the State of Delaware
     AXCESS INTERNATIONAL INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Company”), hereby certifies that, pursuant to the authority contained in Article Fourth of its Certificate of Incorporation, as amended, and in accordance with the provisions of Sections 103 and 151 of the General Corporation Law of the State of Delaware, its Board of Directors has adopted the following resolution providing for the issuance of the Series 2003B Preferred Stock:
     RESOLVED, that a series of the class of authorized preferred stock of the Company is hereby created and the Board of Directors hereby fixes the designation and amount thereof, and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof as follows:
     Section 1.    Designation and Amount. The shares of such series shall have a par value of $0.01 per share and shall be designated as Series 2003B Preferred Stock and the number of shares constituting the Series 2003B Preferred Stock shall be up to ONE MILLION SEVEN HUNDRED AND NINETY THOUSAND (1,790,000). The Series 2003B Preferred Stock shall have a stated value of $1.75 per share (the “Original Issue Price”) and par value $0.01 per share.
     Section 2.    Rank. The Series 2003B Preferred Stock shall rank: (a) junior to any other class or series of capital stock of the Company hereafter created specifically ranking by its terms senior to the Series 2003B Preferred Stock (collectively the “Senior Securities”); (b) prior to all of the Company’s Common Stock and Non-Voting Common Stock, each $0.01 par value per share (the “Common Stock”); (c) prior to any class or series of capital stock of the Company hereafter created not specifically ranking by its terms senior to or on parity with the Series 2003B Preferred Stock (collectively, with the Common Stock, the “Junior Securities”); and (d) on a parity with any class or series of capital stock of the Company hereafter created specifically ranking by its terms on a parity with the Series 2003B Preferred Stock (the “Parity Securities”), in each case as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (all such distributions being referred to collectively as “Distributions”).
Section 3.    Dividends and Distribution.
          (a)    The holders of record of shares of Series 2003B Preferred Stock (the “Holders”), in preference to the holders of shares of capital stock ranking junior to the Series 2003B Preferred

Stock as to dividends, shall be entitled to receive dividends on each share of Series 2003B Preferred Stock held of record at the annual rate of seven (7%) percent of the Original Issue Price, payable annually, to the extent of funds legally available therefore. Such dividends shall be cumulative, shall accrue on each share on a daily basis (calculated on the basis of a 365-day year, whether or not earned or declared, from the date of original issue of such shares) and shall be payable in arrears, when, as and if declared by the Board of Directors (each such date, a “Dividend Payment Date”). Each such dividend will be paid to the Holders as they appear on the stock register of the Company on the record date therefore as such shall be fixed by the Board of Directors, which record date shall not be more than 25 days or less than 10 days preceding the payment date therefore.
          (b)    The Company may, at its option, make any dividend payment to Holders of Series 2003B Preferred Stock in cash or in common shares or in any combination of cash and such shares. Each such dividend payment (or portion thereof) to be paid in shares of Common Stock shall be paid by the issuance and delivery to such Holders of that number of additional shares of Common Stock as shall be equal to the quotient obtained by dividing the aggregate dollar amount of such dividends payment (or portion thereof) by the closing stock price on the day the Board of Directors elected to convert such dividends. Dividends to be paid in additional shares of Common Stock shall be deemed to have been made when certificate representing such additional shares of Common Stock have been delivered to the record holders of the Series 2003B Preferred Stock entitled to receive the same, in accordance with the instructions of such holders designated in writing to the Company at least two business days prior to an Dividend Payment Date. All shares of Common Stock paid as such dividends (the “Dividends Shares”) shall be either registered or unregistered common shares, at the option of the Company. Subject to the other provisions of this Certificate of Designation, holders of shares of Series 2003B Preferred Stock shall not be entitled to any dividends, weather payable in cash, additional shares of Series 2003B Preferred Stock, or other property, in excess of full cumulative dividends as herein provided. No interest, or sum of money in lieu of interest, shall be payable under this Certificate of Designation in respect of any dividend payment or payments on the Series 2003B Preferred Stock which may be in arrears.
          (c)    So long as the Series 2003B Preferred Stock remains outstanding, the Company will not redeem, purchase or otherwise acquire any Junior Securities; nor will the Company declare any dividends or make any distribution (in each case, whether in cash or securities or assets in kind) upon any Junior Securities (other than stock dividends on Junior Securities, payable in share of, options, warrants or similar rights to acquire shares of, the same class (and series, if applicable) of Junior Securities), or make any sinking fund or other payment in respect of any of the foregoing if the Company shall not have paid in full all accrued dividends on the Series 2003B Preferred Stock in accordance with Section 3(a) hereof.

     Section 4.    Liquidation Preference.
          (a)    In the event of any liquidation, dissolution or winding up of the Company (each a “Liquidation Preference”), either voluntary or involuntary, the Holders of shares of Series 2003B Preferred Stock shall be entitled to receive, immediately after any distributions to Senior Securities required by the Company’s Certificate of Incorporation or any certificate of designation, and prior in preference to any distribution to Junior Securities, and in parity with any distribution to Parity Securities, an amount for each share of Series 2003B Preferred Stock then outstanding equal to the Original Issue Price. If upon the occurrence of such event, and after payment in full of the preferential amounts with respect to the Senior Securities, the assets and funds available to be distributed among the Holders of the Series 2003B Preferred Stock and Parity Securities shall be insufficient to permit the payment to such Holders of the full preferential amounts due to the Holders of the Series 2003B Preferred Stock and the Parity Securities, respectively, then the entire assets and funds of the Company legally available for distribution shall be distributed among the Holders of the Series 2003B Preferred Stock and the Parity Securities, pro rata, based on the respective liquidation amounts to which each such series of stock is entitled by the Company’s Certificate of Incorporation and any certificate(s) of designation relating thereto.
          (b)    Upon the completion of the distribution required by Section 4(a), if assets remain in the Company, they shall be distributed to holders of Junior Securities in accordance with the Company’s Certificate of Incorporation including any duly adopted certificate(s) of designation relating thereto.
     Section 5.    Conversion. The Holders shall have conversion rights as follows (the “Conversion Rights”).
          (a)    Right to Convert. On the terms and subject to the conditions set forth in this Certificate of Designation, each record Holder of Series 2003B Preferred Stock shall be entitled to convert the shares of Series 2003B Preferred Stock held by such Holder, in whole at any time and in part from time to time, into a number of fully-paid and non-assessable shares of Common Stock of the Company equal to the number of Series 2003B Preferred Share. Notwithstanding the foregoing or any other term or provision of this Certificate of Designation, the Holder shall not be permitted to convert any shares of the Series 2003B Preferred Stock to shares of Common Stock until such time as the Company shall have received authorization of its stockholders to issue shares of the Company’s Common Stock to the Holder upon the conversion by the Holder of any share of Series 2003B Preferred Stock. The Company hereby agrees to submit such a proposal to its stockholders for approval at the Company’s 2005 annual meeting of stockholders and to use its best efforts to obtain such approval.
          (b)    Mechanics of Conversion. Subject to the terms of Section 5(a) above, the conversion of shares of Series 2003B Preferred Stock may be effected by written notice to the Company, and shall be effective upon receipt of such notice by the Company, or as otherwise provided in such notice, and delivery to the Company of (i) one or more certificates representing the shares of Series 2003B Preferred Stock being converted, (ii) a certificate of guaranteed delivery of such certificates reasonably satisfactory to the Company, (iii) evidence of the loss, theft or destruction of such certificates pursuant to Section 11 of this Certificate of Designation, together with any indemnity or security reasonably requested by the Company pursuant to such Section 11. Upon any conversion of shares of Series 2003B Preferred Stock pursuant to this Section 5, the Holder shall be deemed to be the record holder of the shares of Common Stock into which shares of Series 2003B Preferred Stock have been converted and shall be entitled to receive duly executed certificates, in proper form, representing such shares of Common Stock as soon as practicable thereafter. Anything contained herein to the contrary notwithstanding, if any conversion of shares of Series 2003B Preferred Stock would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon such conversion, in the aggregate, shall be rounded to the nearest whole number of shares.
          (c)    Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Series 2003B Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding Series 2003B Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock (excluding for this purpose any authorized but unissued shares of Common Stock that are properly reserved for some other purpose) shall be insufficient to cause the conversion into Common Stock of all shares of Series 2003B Preferred Stock then outstanding, the Company will take such corporate action as may be reasonably necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.
          (d)    Adjustment to Conversion Price.
               (i)    Adjustment to Conversion Price Due to Stock Split Dividend, Etc. If, at any time that any shares of Series 2003B Preferred Stock remain outstanding, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, or other similar event, the share price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares, or other similar event, the share price shall be proportionately increased.
               (ii)    Adjustment Due to Merger, Consolidation, Etc. If, at any time that any shares of Series 2003B Preferred Stock remain outstanding, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity, or there is a sale of all or substantially all the Company’s assets or there is a Change of Control not deemed to be a Liquidation Event pursuant to Section 4(c), then the Holders shall thereafter have the right to receive upon conversion of shares of Series 2003B Preferred Stock upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities and other assets which the Holder would have been entitled to receive in such transaction had such shares of Series 2003B Preferred Stock been converted immediately prior to such transaction, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holders of the Series 2003B Preferred Stock to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Series 2003B Preferred Stock) shall thereafter be applicable, as nearly as may be practicable in relation to any securities thereafter deliverable upon the exercise hereof. The Company shall not effect any transaction described in this Section 5(d)(ii) unless (A) it first gives thirty (30) business days’ prior notice to Holders of such merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event (during which time the Holders shall be entitled to convert their shares of Series 2003B Preferred Stock into Common Stock) and (B) the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligations of the Company under this Certificate of Designation including this Section 5(d)(ii).

     Section 6.    Voting. The Holders shall be entitled to vote on any matter submitted to a vote of the stockholders of the Company, or as to which the holders of the Common Stock shall otherwise be entitled to vote. As used in this Section 6, all references to votes and voting shall refer as well to action and actions by written consent.
     Section 7.    Optional Redemption by Company. The Series 2003B Preferred Stock shall be subject to the optional redemption by the Company, in whole at any time or in part from time to time, at a redemption price per share equal to the Original Issue Price, plus any and all accrued unpaid dividends thereon. The Company shall give at least ten (10) days’ prior written notice of any redemption pursuant to this Section 7 to each Holder of shares of Series 2003B Preferred Stock to be redeemed. The Company’s optional right of redemption is subject to each Holder’s right to convert all or any part of the shares to be redeemed into Common Stock pursuant to Section 5, provided that the Holder gives written notice of such conversion to the Company in accordance with Section 5 within ten (10) business days after the Company’s notice of redemption. The Holders of Series 2003B Preferred Stock shall not be entitled to any mandatory redemption of their Series 2003B Preferred Stock without the consent of the Company.
     Section 8.    Mandatory Conversion by Company. When the Company achieves a full quarter of profitability (EBITDA) or when the share price surpasses $3.75 based on the average closing price for the twenty (20) days preceding, the preferred shares shall be converted on a one to one basis into common stock, $0.01 par value per share.
     Section 9.    Status of Converted or Redeemed Stock. In the event any shares of Series 2003B Preferred Stock shall be converted pursuant to either Section 5 or 8 hereof or redeemed pursuant to Section 7 hereof, the shares so converted or redeemed shall be canceled, shall return to the status of authorized but unissued Preferred Stock of no designated series, and shall not thereafter be issuable by the Company as Series 2003B Preferred Stock.
     Section 10.    Other Preferred Stock. Nothing contained herein shall be construed to prevent the Board of Directors from authorizing the creation of, or to prevent the Company from issuing shares of, one or more series of Preferred Stock junior to or on parity with the Series 2003B Preferred Stock as to dividend, liquidation rights or otherwise.
     Section 11.    Lost or Stolen Certificates. Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of any certificates representing shares of Series 2003B Preferred Stock, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of the certificate(s), if mutilated, the Company shall execute and deliver to the record Holder thereof new certificate(s) of like tenor and date. However, the Company shall not be obligated to re-issue such lost or stolen certificates if the Holder contemporaneously requests the Company to convert such shares of Series 2003B Preferred Stock into shares of Common Stock.
     Section 12.    Fractional Shares. In the event a Holder of Series 2003B Preferred Stock shall be entitled to receive a fractional interest in a share then such fractional share shall be disregarded and the number of shares of Common Stock issuable upon such conversion, in the aggregate, shall be rounded to the nearest whole number of shares.
     Section 13.    Preemptive Rights. The Holders of Series 2003B Preferred Stock are not entitled to any preemptive or subscription rights in respect of any securities of the Company.

     IN WITNESS WHEREOF, Axcess International Inc. has caused this certificate to be signed by its Chief Executive Officer and attested by its Secretary, as of the ___day of                      2006.

AXCESS INTERNATIONAL INC.

By:

Attest:

CERTIFICATES OF DESIGNATIONS,
PREFERENCES, POWERS AND RIGHTS
OF
SERIES 2004 PREFERRED STOCK
OF
AXCESS INTERNATIONAL INC.
Pursuant to Section 151 of the
General Corporation Law
of the State of Delaware
     AXCESS INTERNATIONAL INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Company”), hereby certifies that, pursuant to the authority contained in Article Fourth of its Certificate of Incorporation, as amended, and in accordance with the provisions of Sections 103 and 151 of the General Corporation Law of the State of Delaware, its Board of Directors has adopted the following resolution providing for the issuance of the Series 2004 Preferred Stock:
     RESOLVED, that a series of the class of authorized preferred stock of the Company is hereby created and the Board of Directors hereby fixes the designation and amount thereof, and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof as follows:
     Section 1.    Designation and Amount. The shares of such series shall have a par value of $0.01 per share and shall be designated as Series 2004 Preferred Stock and the number of shares constituting the Series 2004 Preferred Stock shall be up to SIX HUNDRED AND TWENTY-FIVE THOUSAND (625,000). The Series 2004 Preferred Stock shall have a stated value of $2.40 per share (the “Original Issue Price”) and par value $0.01 per share.
     Section 2.    Rank. The Series 2004 Preferred Stock shall rank: (a) junior to any other class or series of capital stock of the Company hereafter created specifically ranking by its terms senior to the Series 2004 Preferred Stock (collectively the “Senior Securities”); (b) prior to all of the Company’s Common Stock and Non-Voting Common Stock, each $0.01 par value per share (the “Common Stock”); (c) prior to any class or series of capital stock of the Company hereafter created not specifically ranking by its terms senior to or on parity with the Series 2004 Preferred Stock (collectively, with the Common Stock, the “Junior Securities”); and (d) on a parity with any class or series of capital stock of the Company hereafter created specifically ranking by its terms on a parity with the Series 2004 Preferred Stock (the “Parity Securities”), in each case as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (all such distributions being referred to collectively as “Distributions”).
Section 3.    Dividends and Distribution.
          (a)    The holders of record of shares of Series 2004 Preferred Stock (the “Holders”), in preference to the holders of shares of capital stock ranking junior to the Series 2004 Preferred Stock as to dividends, shall be entitled to receive dividends on each share of Series 2004 Preferred Stock held of record at the annual rate of seven (7%) percent of the Original Issue Price, payable annually, to the extent of funds legally available therefore. Such dividends shall be cumulative, shall accrue on each share on a daily basis (calculated on the basis of a 365-day year, whether or not earned or declared, from the date of original issue of such shares) and shall be payable in arrears, when, as and if declared by the Board of Directors (each such date, a “Dividend Payment Date”). Each such dividend will be paid to the Holders as they appear on the stock register of the Company on the record date therefore as such shall be fixed by the Board of Directors, which record date shall not be more than 25 days or less than 10 days preceding the payment date therefore.
          (b)    The Company may, at its option, make any dividend payment to Holders of Series 2004 Preferred Stock in cash or in common shares or in any combination of cash and such shares. Each such dividend payment (or portion thereof) to be paid in shares of Common Stock shall be paid by the issuance and delivery to such Holders of that number of additional shares of Common Stock as shall be equal to the quotient obtained by dividing the aggregate dollar amount of such dividends payment (or portion thereof) by the closing stock price on the day the Board of Directors elected to convert such dividends. Dividends to be paid in additional shares of Common Stock shall be deemed to have been made when certificate representing such additional shares of Common Stock have been delivered to the record holders of the Series 2004 Preferred Stock entitled to receive the same, in accordance with the instructions of such holders designated in writing to the Company at least two business days prior to an Dividend Payment Date. All shares of Common Stock paid as such dividends (the “Dividends Shares”) shall be either registered or unregistered common shares, at the option of the Company. Subject to the other provisions of this Certificate of Designation, holders of shares of Series 2004 Preferred Stock shall not be entitled to any dividends, weather payable in cash, additional shares of Series 2004 Preferred Stock, or other property, in excess of full cumulative dividends as herein provided. No interest, or sum of money in lieu of interest, shall be payable under this Certificate of Designation in respect of any dividend payment or payments on the Series 2004 Preferred Stock which may be in arrears.
          (c)    So long as the Series 2004 Preferred Stock remains outstanding, the Company will not redeem, purchase or otherwise acquire any Junior Securities; nor will the Company declare any dividends or make any distribution (in each case, whether in cash or securities or assets in kind) upon any Junior Securities (other than stock dividends on Junior Securities, payable in share of, options, warrants or similar rights to acquire shares of, the same class (and series, if applicable) of Junior Securities), or make any sinking fund or other payment in respect of any of the foregoing if the Company shall not have paid in full all accrued dividends on the Series 2004 Preferred Stock in accordance with Section 3(a) hereof.

     Section 4.    Liquidation Preference.
          (a)    In the event of any liquidation, dissolution or winding up of the Company (each a “Liquidation Preference”), either voluntary or involuntary, the Holders of shares of Series 2004 Preferred Stock shall be entitled to receive, immediately after any distributions to Senior Securities required by the Company’s Certificate of Incorporation or any certificate of designation, and prior in preference to any distribution to Junior Securities, and in parity with any distribution to Parity Securities, an amount for each share of Series 2004 Preferred Stock then outstanding equal to the Original Issue Price. If upon the occurrence of such event, and after payment in full of the preferential amounts with respect to the Senior Securities, the assets and funds available to be distributed among the Holders of the Series 2004 Preferred Stock and Parity Securities shall be insufficient to permit the payment to such Holders of the full preferential amounts due to the Holders of the Series 2004 Preferred Stock and the Parity Securities, respectively, then the entire assets and funds of the Company legally available for distribution shall be distributed among the Holders of the Series 2004 Preferred Stock and the Parity Securities, pro rata, based on the respective liquidation amounts to which each such series of stock is entitled by the Company’s Certificate of Incorporation and any certificate(s) of designation relating thereto.
          (b)    Upon the completion of the distribution required by Section 4(a), if assets remain in the Company, they shall be distributed to holders of Junior Securities in accordance with the Company’s Certificate of Incorporation including any duly adopted certificate(s) of designation relating thereto.
     Section 5.    Conversion. The Holders shall have conversion rights as follows (the “Conversion Rights”).
          (a)    Right to Convert. On the terms and subject to the conditions set forth in this Certificate of Designation, each record Holder of Series 2004 Preferred Stock shall be entitled to convert the shares of Series 2004 Preferred Stock held by such Holder, in whole at any time and in part from time to time, into a number of fully-paid and non-assessable shares of Common Stock of the Company equal to the number of Series 2004 Preferred Share. Notwithstanding the foregoing or any other term or provision of this Certificate of Designation, the Holder shall not be permitted to convert any shares of the Series 2004 Preferred Stock to shares of Common Stock until such time as the Company shall have received authorization of its stockholders to issue shares of the Company’s Common Stock to the Holder upon the conversion by the Holder of any share of Series 2004 Preferred Stock. The Company hereby agrees to submit such a proposal to its stockholders for approval at the Company’s 2005 annual meeting of stockholders and to use its best efforts to obtain such approval.
          (b)    Mechanics of Conversion. Subject to the terms of Section 5(a) above, the conversion of shares of Series 2004 Preferred Stock may be effected by written notice to the Company, and shall be effective upon receipt of such notice by the Company, or as otherwise provided in such notice, and delivery to the Company of (i) one or more certificates representing the shares of Series 2004 Preferred Stock being converted, (ii) a certificate of guaranteed delivery of such certificates reasonably satisfactory to the Company, (iii) evidence of the loss, theft or destruction of such certificates pursuant to Section 11 of this Certificate of Designation, together with any indemnity or security reasonably requested by the Company pursuant to such Section 11. Upon any conversion of shares of Series 2004 Preferred Stock pursuant to this Section 5, the Holder shall be deemed to be the record holder of the shares of Common Stock into which shares of Series 2004 Preferred Stock have been converted and shall be entitled to receive duly executed certificates, in proper form, representing such shares of Common Stock as soon as practicable thereafter. Anything contained herein to the contrary notwithstanding, if any conversion of shares of Series 2004 Preferred Stock would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon such conversion, in the aggregate, shall be rounded to the nearest whole number of shares.
          (c)    Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Series 2004 Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding Series 2004 Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock (excluding for this purpose any authorized but unissued shares of Common Stock that are properly reserved for some other purpose) shall be insufficient to cause the conversion into Common Stock of all shares of Series 2004 Preferred Stock then outstanding, the Company will take such corporate action as may be reasonably necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.
          (d)    Adjustment to Conversion Price.
               (i)    Adjustment to Conversion Price Due to Stock Split Dividend, Etc. If, at any time that any shares of Series 2004 Preferred Stock remain outstanding, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, or other similar event, the share price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares, or other similar event, the share price shall be proportionately increased.
               (ii)    Adjustment Due to Merger, Consolidation, Etc. If, at any time that any shares of Series 2004 Preferred Stock remain outstanding, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity, or there is a sale of all or substantially all the Company’s assets or there is a Change of Control not deemed to be a Liquidation Event pursuant to Section 4(c), then the Holders shall thereafter have the right to receive upon conversion of shares of Series 2004 Preferred Stock upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities and other assets which the Holder would have been entitled to receive in such transaction had such shares of Series 2004 Preferred Stock been converted immediately prior to such transaction, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holders of the Series 2004 Preferred Stock to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Series 2004 Preferred Stock) shall thereafter be applicable, as nearly as may be practicable in relation to any securities thereafter deliverable upon the exercise hereof. The Company shall not effect any transaction described in this Section 5(d)(ii) unless (A) it first gives thirty (30) business days’ prior notice to Holders of such merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event (during which time the Holders shall be entitled to convert their shares of Series 2004 Preferred Stock into Common Stock) and (B) the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligations of the Company under this Certificate of Designation including this Section 5(d)(ii).

     Section 6.    Voting. The Holders shall be entitled to vote on any matter submitted to a vote of the stockholders of the Company, or as to which the holders of the Common Stock shall otherwise be entitled to vote. As used in this Section 6, all references to votes and voting shall refer as well to action and actions by written consent.
     Section 7.    Optional Redemption by Company. The Series 2004 Preferred Stock shall be subject to the optional redemption by the Company, in whole at any time or in part from time to time, at a redemption price per share equal to the Original Issue Price, plus any and all accrued unpaid dividends thereon. The Company shall give at least ten (10) days’ prior written notice of any redemption pursuant to this Section 7 to each Holder of shares of Series 2004 Preferred Stock to be redeemed. The Company’s optional right of redemption is subject to each Holder’s right to convert all or any part of the shares to be redeemed into Common Stock pursuant to Section 5, provided that the Holder gives written notice of such conversion to the Company in accordance with Section 5 within ten (10) business days after the Company’s notice of redemption. The Holders of Series 2004 Preferred Stock shall not be entitled to any mandatory redemption of their Series 2004 Preferred Stock without the consent of the Company.
     Section 8.    Mandatory Conversion by Company. When the Company achieves a full quarter of profitability (EBITDA) or when the share price surpasses $4.00 based on the average closing price for the twenty (20) days preceding, the preferred shares shall be converted on a one to one basis into common stock, $0.01 par value per share.
     Section 9.    Status of Converted or Redeemed Stock. In the event any shares of Series 2004 Preferred Stock shall be converted pursuant to either Section 5 or 8 hereof or redeemed pursuant to Section 7 hereof, the shares so converted or redeemed shall be canceled, shall return to the status of authorized but unissued Preferred Stock of no designated series, and shall not thereafter be issuable by the Company as Series 2004 Preferred Stock.
     Section 10.    Other Preferred Stock. Nothing contained herein shall be construed to prevent the Board of Directors from authorizing the creation of, or to prevent the Company from issuing shares of, one or more series of Preferred Stock junior to or on parity with the Series 2004 Preferred Stock as to dividend, liquidation rights or otherwise.
     Section 11.    Lost or Stolen Certificates. Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of any certificates representing shares of Series 2004 Preferred Stock, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of the certificate(s), if mutilated, the Company shall execute and deliver to the record Holder thereof new certificate(s) of like tenor and date. However, the Company shall not be obligated to re-issue such lost or stolen certificates if the Holder contemporaneously requests the Company to convert such shares of Series 2004 Preferred Stock into shares of Common Stock.
     Section 12.    Fractional Shares. In the event a Holder of Series 2004 Preferred Stock shall be entitled to receive a fractional interest in a share then such fractional share shall be disregarded and the number of shares of Common Stock issuable upon such conversion, in the aggregate, shall be rounded to the nearest whole number of shares.
     Section 13.    Preemptive Rights. The Holders of Series 2004 Preferred Stock are not entitled to any preemptive or subscription rights in respect of any securities of the Company.

     IN WITNESS WHEREOF, Axcess International Inc. has caused this certificate to be signed by its Chief Executive Officer and attested by its Secretary, as of the ___day of                      2006.

AXCESS INTERNATIONAL INC.

By:

Attest:

CERTIFICATES OF DESIGNATIONS,
PREFERENCES, POWERS AND RIGHTS
OF
SERIES 2005 PREFERRED STOCK
OF
AXCESS INTERNATIONAL INC.
Pursuant to Section 151 of the
General Corporation Law
of the State of Delaware
     AXCESS INTERNATIONAL INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Company”), hereby certifies that, pursuant to the authority contained in Article Fourth of its Certificate of Incorporation, as amended, and in accordance with the provisions of Sections 103 and 151 of the General Corporation Law of the State of Delaware, its Board of Directors has adopted the following resolution providing for the issuance of the Series 2005 Preferred Stock:
     RESOLVED, that a series of the class of authorized preferred stock of the Company is hereby created and the Board of Directors hereby fixes the designation and amount thereof, and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof as follows:
     Section 1.    Designation and Amount. The shares of such series shall have a par value of $0.01 per share and shall be designated as Series 2005 Preferred Stock and the number of shares constituting the Series 2005 Preferred Stock shall be up to TWO MILLION SEVEN HUNDRED AND FIFTY THOUSAND (2,750,000). The Series 2005 Preferred Stock shall have a stated value of $0.85 per share (the “Original Issue Price”) and par value $0.01 per share.
     Section 2.    Rank. The Series 2005 Preferred Stock shall rank: (a) junior to any other class or series of capital stock of the Company hereafter created specifically ranking by its terms senior to the Series 2005 Preferred Stock (collectively the “Senior Securities”); (b) prior to all of the Company’s Common Stock and Non-Voting Common Stock, each $0.01 par value per share (the “Common Stock”); (c) prior to any class or series of capital stock of the Company hereafter created not specifically ranking by its terms senior to or on parity with the Series 2005 Preferred Stock (collectively, with the Common Stock, the “Junior Securities”); and (d) on a parity with any class or series of capital stock of the Company hereafter created specifically ranking by its terms on a parity with the Series 2005 Preferred Stock (the “Parity Securities”), in each case as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (all such distributions being referred to collectively as “Distributions”).
Section 3.    Dividends and Distribution.
          (a)    The holders of record of shares of Series 2005 Preferred Stock (the “Holders”), in preference to the holders of shares of capital stock ranking junior to the Series 2005 Preferred Stock as to dividends, shall be entitled to receive dividends on each share of Series 2005 Preferred Stock held of record at the annual rate of zero (0%) percent of the Original Issue Price, payable annually, to the extent of funds legally available therefore. Such dividends shall be cumulative, shall accrue on each share on a daily basis (calculated on the basis of a 365-day year, whether or not earned or declared, from the date of original issue of such shares) and shall be payable in arrears, when, as and if declared by the Board of Directors (each such date, a “Dividend Payment Date”). Each such dividend will be paid to the Holders as they appear on the stock register of the Company on the record date therefore as such shall be fixed by the Board of Directors, which record date shall not be more than 25 days or less than 10 days preceding the payment date therefore.
          (b)    The Company may, at its option, make any dividend payment to Holders of Series 2005 Preferred Stock in cash or in common shares or in any combination of cash and such shares. Each such dividend payment (or portion thereof) to be paid in shares of Common Stock shall be paid by the issuance and delivery to such Holders of that number of additional shares of Common Stock as shall be equal to the quotient obtained by dividing the aggregate dollar amount of such dividends payment (or portion thereof) by the closing stock price on the day the Board of Directors elected to convert such dividends. Dividends to be paid in additional shares of Common Stock shall be deemed to have been made when certificate representing such additional shares of Common Stock have been delivered to the record holders of the Series 2005 Preferred Stock entitled to receive the same, in accordance with the instructions of such holders designated in writing to the Company at least two business days prior to an Dividend Payment Date. All shares of Common Stock paid as such dividends (the “Dividends Shares”) shall be either registered or unregistered common shares, at the option of the Company. Subject to the other provisions of this Certificate of Designation, holders of shares of Series 2005 Preferred Stock shall not be entitled to any dividends, weather payable in cash, additional shares of Series 2005 Preferred Stock, or other property, in excess of full cumulative dividends as herein provided. No interest, or sum of money in lieu of interest, shall be payable under this Certificate of Designation in respect of any dividend payment or payments on the Series 2005 Preferred Stock which may be in arrears.
          (c)    So long as the Series 2005 Preferred Stock remains outstanding, the Company will not redeem, purchase or otherwise acquire any Junior Securities; nor will the Company declare any dividends or make any distribution (in each case, whether in cash or securities or assets in kind) upon any Junior Securities (other than stock dividends on Junior Securities, payable in share of, options, warrants or similar rights to acquire shares of, the same class (and series, if applicable) of Junior Securities), or make any sinking fund or other payment in respect of any of the foregoing if the Company shall not have paid in full all accrued dividends on the Series 2005 Preferred Stock in accordance with Section 3(a) hereof.

     Section 4.    Liquidation Preference.
          (a)    In the event of any liquidation, dissolution or winding up of the Company (each a “Liquidation Preference”), either voluntary or involuntary, the Holders of shares of Series 2005 Preferred Stock shall be entitled to receive, immediately after any distributions to Senior Securities required by the Company’s Certificate of Incorporation or any certificate of designation, and prior in preference to any distribution to Junior Securities, and in parity with any distribution to Parity Securities, an amount for each share of Series 2005 Preferred Stock then outstanding equal to the Original Issue Price. If upon the occurrence of such event, and after payment in full of the preferential amounts with respect to the Senior Securities, the assets and funds available to be distributed among the Holders of the Series 2005 Preferred Stock and Parity Securities shall be insufficient to permit the payment to such Holders of the full preferential amounts due to the Holders of the Series 2005 Preferred Stock and the Parity Securities, respectively, then the entire assets and funds of the Company legally available for distribution shall be distributed among the Holders of the Series 2005 Preferred Stock and the Parity Securities, pro rata, based on the respective liquidation amounts to which each such series of stock is entitled by the Company’s Certificate of Incorporation and any certificate(s) of designation relating thereto.
          (b)    Upon the completion of the distribution required by Section 4(a), if assets remain in the Company, they shall be distributed to holders of Junior Securities in accordance with the Company’s Certificate of Incorporation including any duly adopted certificate(s) of designation relating thereto.
     Section 5.    Conversion. The Holders shall have conversion rights as follows (the “Conversion Rights”).
          (a)    Right to Convert. On the terms and subject to the conditions set forth in this Certificate of Designation, each record Holder of Series 2005 Preferred Stock shall be entitled to convert the shares of Series 2005 Preferred Stock held by such Holder, in whole at any time and in part from time to time, into a number of fully-paid and non-assessable shares of Common Stock of the Company equal to the number of Series 2005 Preferred Share. Notwithstanding the foregoing or any other term or provision of this Certificate of Designation, the Holder shall not be permitted to convert any shares of the Series 2005 Preferred Stock to shares of Common Stock until such time as the Company shall have received authorization of its stockholders to issue shares of the Company’s Common Stock to the Holder upon the conversion by the Holder of any share of Series 2005 Preferred Stock. The Company hereby agrees to submit such a proposal to its stockholders for approval at the Company’s 2005 annual meeting of stockholders and to use its best efforts to obtain such approval.
          (b)    Mechanics of Conversion. Subject to the terms of Section 5(a) above, the conversion of shares of Series 2005 Preferred Stock may be effected by written notice to the Company, and shall be effective upon receipt of such notice by the Company, or as otherwise provided in such notice, and delivery to the Company of (i) one or more certificates representing the shares of Series 2005 Preferred Stock being converted, (ii) a certificate of guaranteed delivery of such certificates reasonably satisfactory to the Company, (iii) evidence of the loss, theft or destruction of such certificates pursuant to Section 11 of this Certificate of Designation, together with any indemnity or security reasonably requested by the Company pursuant to such Section 11. Upon any conversion of shares of Series 2005 Preferred Stock pursuant to this Section 5, the Holder shall be deemed to be the record holder of the shares of Common Stock into which shares of Series 2005 Preferred Stock have been converted and shall be entitled to receive duly executed certificates, in proper form, representing such shares of Common Stock as soon as practicable thereafter. Anything contained herein to the contrary notwithstanding, if any conversion of shares of Series 2005 Preferred Stock would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon such conversion, in the aggregate, shall be rounded to the nearest whole number of shares.
          (c)    Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Series 2005 Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding Series 2005 Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock (excluding for this purpose any authorized but unissued shares of Common Stock that are properly reserved for some other purpose) shall be insufficient to cause the conversion into Common Stock of all shares of Series 2005 Preferred Stock then outstanding, the Company will take such corporate action as may be reasonably necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.
          (d)    Adjustment to Conversion Price.
               (i)    Adjustment to Conversion Price Due to Stock Split Dividend, Etc. If, at any time that any shares of Series 2005 Preferred Stock remain outstanding, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, or other similar event, the share price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares, or other similar event, the share price shall be proportionately increased.
               (ii)    Adjustment Due to Merger, Consolidation, Etc. If, at any time that any shares of Series 2005 Preferred Stock remain outstanding, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity, or there is a sale of all or substantially all the Company’s assets or there is a Change of Control not deemed to be a Liquidation Event pursuant to Section 4(c), then the Holders shall thereafter have the right to receive upon conversion of shares of Series 2005 Preferred Stock upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities and other assets which the Holder would have been entitled to receive in such transaction had such shares of Series 2005 Preferred Stock been converted immediately prior to such transaction, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holders of the Series 2005 Preferred Stock to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Series 2005 Preferred Stock) shall thereafter be applicable, as nearly as may be practicable in relation to any securities thereafter deliverable upon the exercise hereof. The Company shall not effect any transaction described in this Section 5(d)(ii) unless (A) it first gives thirty (30) business days’ prior notice to Holders of such merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event (during which time the Holders shall be entitled to convert their shares of Series 2005 Preferred Stock into Common Stock) and (B) the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligations of the Company under this Certificate of Designation including this Section 5(d)(ii).

     Section 6.    Voting. The Holders shall be entitled to vote on any matter submitted to a vote of the stockholders of the Company, or as to which the holders of the Common Stock shall otherwise be entitled to vote. As used in this Section 6, all references to votes and voting shall refer as well to action and actions by written consent.
     Section 7.    Optional Redemption by Company. The Series 2005 Preferred Stock shall be subject to the optional redemption by the Company, in whole at any time or in part from time to time, at a redemption price per share equal to the Original Issue Price, plus any and all accrued unpaid dividends thereon. The Company shall give at least ten (10) days’ prior written notice of any redemption pursuant to this Section 7 to each Holder of shares of Series 2005 Preferred Stock to be redeemed. The Company’s optional right of redemption is subject to each Holder’s right to convert all or any part of the shares to be redeemed into Common Stock pursuant to Section 5, provided that the Holder gives written notice of such conversion to the Company in accordance with Section 5 within ten (10) business days after the Company’s notice of redemption. The Holders of Series 2005 Preferred Stock shall not be entitled to any mandatory redemption of their Series 2005 Preferred Stock without the consent of the Company.
     Section 8.    Mandatory Conversion by Company. There is no mandatory conversion feature in the Series 2005 Preferred Equity.
     Section 9.    Status of Converted or Redeemed Stock. In the event any shares of Series 2005 Preferred Stock shall be converted pursuant to either Section 5 or 8 hereof or redeemed pursuant to Section 7 hereof, the shares so converted or redeemed shall be canceled, shall return to the status of authorized but unissued Preferred Stock of no designated series, and shall not thereafter be issuable by the Company as Series 2005 Preferred Stock.
     Section 10.    Other Preferred Stock. Nothing contained herein shall be construed to prevent the Board of Directors from authorizing the creation of, or to prevent the Company from issuing shares of, one or more series of Preferred Stock junior to or on parity with the Series 2005 Preferred Stock as to dividend, liquidation rights or otherwise.
     Section 11.    Lost or Stolen Certificates. Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of any certificates representing shares of Series 2005 Preferred Stock, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of the certificate(s), if mutilated, the Company shall execute and deliver to the record Holder thereof new certificate(s) of like tenor and date. However, the Company shall not be obligated to re-issue such lost or stolen certificates if the Holder contemporaneously requests the Company to convert such shares of Series 2005 Preferred Stock into shares of Common Stock.
     Section 12.    Fractional Shares. In the event a Holder of Series 2005 Preferred Stock shall be entitled to receive a fractional interest in a share then such fractional share shall be disregarded and the number of shares of Common Stock issuable upon such conversion, in the aggregate, shall be rounded to the nearest whole number of shares.
     Section 13.    Preemptive Rights. The Holders of Series 2005 Preferred Stock are not entitled to any preemptive or subscription rights in respect of any securities of the Company.
     IN WITNESS WHEREOF, Axcess International Inc. has caused this certificate to be signed by its Chief Executive Officer and attested by its Secretary, as of the ___day of                      2006.

AXCESS INTERNATIONAL INC.

By:

Attest:

PROXY
AXCESS INTERNATIONAL INC.
SOLICITED ON BEHALF OF THE COMPANY AND APPROVED BY THE BOARD OF DIRECTORS
     The undersigned hereby constitutes and appoints Richard C.E. Morgan and Allan Griebenow, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, for and in the name, place, and stead of the undersigned, to appear at the 2006 Annual Meeting of Stockholders of Axcess International Inc. to be held on the 20th day of June, 2006 (pursuant to the Notice of Annual Meeting dated May 4, 2006, and accompanying Proxy Statement), and at any postponement or adjournment thereof, and to vote all of the shares of Axcess International Inc. that the undersigned is entitled to vote with all the powers and authority the undersigned would possess if personally present in accordance with the following instructions.
     When properly executed, this Proxy will be voted in the manner directed herein by the undersigned Stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5.

1

1.	ELECTION OF DIRECTORS
	FOR all nominees	WITHHOLD
	Listed to the right	AUTHORITY
	(except as marked	to vote for all
	to the contrary)	nominees listed
to the right.

	☐	☐

2.	RATIFICATION OF HEIN & ASSOCIATES LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

3.	APPROVE THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐
NOMINEES: Richard C.E. Morgan, Allan Griebenow, Paul J. Coleman, Jr., Robert J. Bertoldi and Robert F. Hussey.
(INSTRUCTION: To withhold authority to vote for any individual nominee, write each individual’s name in the space provided below).

4.	RATIFICATION OF THE ACTIONS OF THE BOARD OF DIRECTORS IN APPROVING THE ISSUANCE OF THE SERIES 2005 CONVERTIBLE PREFERRED EQUITY OFFERING.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

5.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS PROPERLY COME BEFORE THE MEETING.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐
Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Dated:                                                                                 , 2006

(Signature)

(Signature if held jointly)